Intangible and other assets (Details) (CAD) In Millions, unless otherwise specified	Dec. 31, 2014		Dec. 31, 2013
Intangible and other assets [Abstract]
Deferred and long-term receivables	141		109
Intangible assets	62		59
Investments	58	[1],[2]	57	[1],[2]
Other	69		72
Total intangible and other assets	330		297
Investments [Abstract]
Investments, equity method	47		46
Investments, cost method	11		11

[1]	As at December 31, 2014, the Company had $47 million ($46 million as at December 31, 2013) of investments accounted for under the equity method and $11 million ($11 million as at December 31, 2013) of investments accounted for under the cost method.
[2]	See Note 17 - Financial instruments, for the fair value of Investments.